UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
April 30, 2021
Wells Fargo
Income Opportunities Fund (EAD)

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The views expressed and any forward-looking statements are as of April 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Income Opportunities Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Income Opportunities Fund for the 12-month period that ended April 30, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were mostly positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 45.98%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 42.98%, while the MSCI EM Index (Net),3 had stronger performance, with a 48.71% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.27%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 6.71%, and the Bloomberg Barclays Municipal Bond Index,6 returned 7.75%, and the ICE BofA U.S. High Yield Index,7 returned 20.10%.
The COVID-19 lockdown began over a year ago.
In May 2020, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing Managers’ Indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Income Opportunities Fund

Letter to shareholders (unaudited)
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Income Opportunities Fund  |  3

Letter to shareholders (unaudited)
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Income Opportunities Fund

Letter to shareholders (unaudited)
Notice to Shareholders
■	On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

Wells Fargo Income Opportunities Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary	Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-grade (high yield) debt securities, loans and perferred stocks. These securities are rated Ba or lower by Moody's or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Chris Lee, CFA®‡, Michael J. Schueller, CFA®‡

Average annual total returns (%) as of April 30, 2021[1]
	1 year	5 year	10 year
Based on market value	38.39	11.56	7.62
Based on net asset value (NAV)	31.99	10.65	8.53
ICE BofA U.S. High Yield Constrained Index[2]	20.01	7.31	6.26
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
The Fund’s expense ratio for the year ended April 30, 2021, was 1.29% which includes 0.33% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Income Opportunities Fund

Performance highlights (unaudited)
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 11.
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.

Wells Fargo Income Opportunities Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
The Fund’s return based on market value was 38.39% for the 12-month period that ended April 30, 2021. During the same period, the Fund’s return based on its net asset value (NAV) was 31.99%. Based on its market value and NAV returns, the Fund outperformed the ICE BofA U.S. High Yield Constrained Index, which returned 20.01% for the 12-month period that ended April 30, 2021.
Market overview
During the period, the ICE BofA U.S. High Yield Constrained Index returned 20.01%, one of the strongest 12-month periods of return in the history of high-yield bonds. Spread tightening over the period more than offset a 99-basis-point (bps; 100 bps equal 1.00%) rise in the 10-year Treasury, and the yield on the index declined dramatically to 4.13%.
Sector allocation added to performance.
Sector allocation was positive overall. The three energy sub-sectors—exploration and production, midstream, and oil-field services—each contributed significantly to outperformance. Airlines, automobiles, and media/entertainment also contributed positively to outperformance. Underweights to the metals and mining, food and beverage, and gaming sectors were the biggest detractors to performance.
Ten largest holdings (%) as of April 30, 2021[1]
Occidental Petroleum Corporation, 6.45%, 9-15-2036	1.97
Service Corporation International, 7.50%, 4-1-2027	1.89
Dell International LLC, 7.13%, 6-15-2024	1.88
Delta Air Lines Incorporated, 4.75%, 10-20-2028	1.60
American Airlines Group Incorporated, 5.75%, 4-20-2029	1.36
Hawaiian Brand Intellectual Property Limited , 5.75%, 1-20-2026	1.32
CCO Holdings LLC, 4.50%, 8-15-2030	1.31
Bristow Group Incorporated	1.30
Mileage Plus Holdings LLC, 6.50%, 6-20-2027	1.27
Cinemark USA Incorporated, 4.88%, 6-1-2023	1.23
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Security selection added to performance.
Security selection was positive over the 12-month period that ended April 30, 2021. Outperformance within the energy sector proved to be the most important driver of performance, aided by allocation within the media and entertainment sector. The Fund’s use of leverage had a positive impact on total return performance during this reporting period.
This past year will be remembered for the unprecedented government response to the COVID-19 pandemic and, for high-yield investors in particular, the U.S. Federal Reserve (Fed) buying bonds in the secondary corporate bond markets. The Fed’s announcement of the Secondary Market Credit Facility (SMCF) on March 23, 2020, marked the turning point in the sharp but short-lived COVID-19 bear market. Since then, the high-yield market returned 36.2% and had just one month of negative returns. The resolution to the 2020 U.S. election, the rollout of COVID-19 vaccines, and multiple rounds of fiscal stimulus have only strengthened the recovery and rally in risk assets that began with the Fed’s SMCF announcement.
Cumulatively, these events have made what we call the “reflation” trade a successful one. Over the past year, the “reflation” trade has been marked by a recovery in the price of oil, rising rates, and the nearly complete recovery in valuations of the sectors most directly affected by the COVID-19 restrictions. Approximately halfway through the year, the portfolio underwent a repositioning to capture opportunities arising from the “reflation” trade.

8  |  Wells Fargo Income Opportunities Fund

Performance highlights (unaudited)
Credit quality as of April 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Top contributors
The energy sector, which comprises about one-eighth of the high-yield market, had suffered a double whammy of a poorly timed oil price war in the weeks leading up to the COVID-19-induced demand shock. After seeing West Texas Intermediate (WTI) oil fall to unprecedented lows, the Organization of the Petroleum Exporting Countries agreed to, and maintained, supply reductions, which have gradually reduced the oversupply of oil and led to a dramatic recovery in WTI and energy bond prices. Twelve months ago, WTI stood below $20 per barrel. On April 30, 2021, WTI stood at $64 per barrel. Energy bond spreads have tightened from 1,340 bps to 426 bps over the same period. Investments in the reorganized equity of two exploration and production (E&P) companies, E&P bonds, midstream bonds, and the reorganized equity of an offshore oil services company proved to be important over the past year.
Treasury bond yields in the 5- to 10-year portion of the curve have also undergone a dramatic repricing in the past 12 months, with the 10-year yield rising 99 bps from 64 bps to 163 bps. Just as the rapidly improving economic outlook pushed the 10-year Treasury yield higher, so, too, has it driven high-yield spreads tighter. The option-adjusted spread on the high-yield market stood at 764 bps one year ago. It stood at 330 bps on April 30, 2021.
Effective maturity distribution as of April 30, 2021[1]
[1]	Figures represent the percentage of the Fund’s fixed-income securities. These amounts are subject to change and may have changed since the date specified.
Main detractors
The main detractors from performance over the past year came from the Fund’s underweights to the metals and mining and food and beverage sectors. While credit quality in both sectors is on the rise, many bonds in these sectors have longer durations than the index average, making them vulnerable to rising rates and a less attractive way to capture spread compression.
One year ago, there was significant uncertainty regarding the length and severity of the COVID-19 crisis and the extent to which businesses would suffer from it. Today, while businesses anticipate a full recovery, the recovery in valuations in the capital markets is nearly complete. As recently as last fall, companies directly affected by COVID-19 had inverted credit curves (near-term maturities trading at higher yields than longer ones) and traded at a significant discount to minimally disrupted companies. Those credit curves have now normalized and the discount one earns for investing in directly affected companies is very slight. Capturing this compression in several key investments in the leisure, air transportation, automotive, and media sectors contributed to outperformance.

Wells Fargo Income Opportunities Fund  |  9

Performance highlights (unaudited)
Management outlook
The current high-yield landscape features early-cycle fiscal and monetary policies coupled with late-cycle valuations. The former makes us largely constructive on the prospects for improvement in issuer fundamentals, but the latter tempers our return expectations. We believe the majority of the systemic spread tightening is behind us and it’s critically important to get idiosyncratic credit issues correct to outperform. Always the hallmark of our investment process, security selection, comprehensive research, and tactical portfolio management will be ever more salient in capitalizing on opportunities in these evolving credit markets.

10  |  Wells Fargo Income Opportunities Fund

Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund.
Principal investment strategies
Under normal market conditions, the Fund allocates at least 80% of its total assets to U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the portfolio managers. We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below at a time when 20% of the Fund’s total assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities may be issued by domestic or foreign issuers (including foreign governments). The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund may invest in securities with a broad range of maturities.
The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the Fund. In assessing the appropriate maturity and duration for the Fund and the credit quality parameters and weighting objectives for each sector and industry, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the Fund, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of the Fund. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
The Fund expects to issue preferred shares or debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a

Wells Fargo Income Opportunities Fund  |  11

Objective, strategies and risks (unaudited)
speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 20% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objectives and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. The Fund may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.

12  |  Wells Fargo Income Opportunities Fund

Objective, strategies and risks (unaudited)
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objectives.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
■	As a hedge against adverse changes in securities market prices or interest rates; and
■	As a substitute for purchasing or selling securities.

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Objective, strategies and risks (unaudited)
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline, and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Asset-Backed Securities Risk. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn. Defaults on the underlying assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility.
When interest rates decline or are low, borrowers may pay off their debts sooner than expected, which can reduce the returns of the Fund.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is

14  |  Wells Fargo Income Opportunities Fund

Objective, strategies and risks (unaudited)
exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below. Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause the Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities.

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Objective, strategies and risks (unaudited)
Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by the Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objectives may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

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Objective, strategies and risks (unaudited)
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

Wells Fargo Income Opportunities Fund  |  17

Portfolio of investments—April 30, 2021

	Shares	Value
Common stocks: 2.76%
Energy: 2.76%
Energy equipment & services: 1.30%
Bristow Group Incorporated †	273,466	$ 7,235,910
Oil, gas & consumable fuels: 1.46%
Denbury Incorporated †	103,310	5,621,097
Whiting Petroleum Corporation †	61,847	2,478,209
		8,099,306
Total Common stocks (Cost $10,224,703)		15,335,216

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 106.55%
Communication services: 16.38%
Diversified telecommunication services: 1.43%
Cablevision Lightpath LLC 144A	5.63%	9-15-2028	$ 1,665,000	1,706,625
Cablevision Lightpath LLC	3.88	9-15-2027	480,000	473,400
Frontier Communications Corporation 144A	5.88	10-15-2027	510,000	541,875
Level 3 Financing Incorporated 144A	3.63	1-15-2029	2,405,000	2,329,844
Level 3 Financing Incorporated 144A	4.25	7-1-2028	1,250,000	1,259,513
Windstream Corporation 144A	7.75	8-15-2028	1,560,000	1,626,300
				7,937,557
Entertainment: 0.88%
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	685,000	682,500
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	764,000	794,560
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	3,075,000	3,397,875
				4,874,935
Interactive media & services: 0.45%
Rackspace Technology Company 144A	5.38	12-1-2028	2,450,000	2,501,156
Media: 12.78%
Block Communications Incorporated	4.88	3-1-2028	400,000	407,000
CCO Holdings LLC 144A	4.50	8-15-2030	7,150,000	7,274,339
CCO Holdings LLC 144A	4.50	5-1-2032	850,000	858,500
CCO Holdings LLC 144A	5.00	2-1-2028	375,000	391,875
CCO Holdings LLC 144A	5.13	5-1-2027	750,000	784,923
CCO Holdings LLC 144A	5.50	5-1-2026	325,000	335,400
CCO Holdings LLC 144A	5.75	2-15-2026	1,865,000	1,930,275
Cinemark USA Incorporated	4.88	6-1-2023	6,857,000	6,848,086
Cinemark USA Incorporated 144A	5.88	3-15-2026	495,000	512,944
Cinemark USA Incorporated 144A	8.75	5-1-2025	1,110,000	1,208,513
CSC Holdings LLC 144A	4.13	12-1-2030	825,000	820,875
CSC Holdings LLC 144A	4.63	12-1-2030	2,400,000	2,346,000
CSC Holdings LLC 144A	5.38	2-1-2028	1,125,000	1,183,939
CSC Holdings LLC 144A	5.50	5-15-2026	2,425,000	2,493,870
CSC Holdings LLC 144A	7.50	4-1-2028	2,150,000	2,367,688
Diamond Sports Group LLC 144A	5.38	8-15-2026	1,525,000	1,113,250
Diamond Sports Group LLC 144A	6.63	8-15-2027	3,950,000	2,133,000
Gray Television Incorporated 144A	5.88	7-15-2026	525,000	544,688
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Media (continued)
Gray Television Incorporated 144A	7.00%	5-15-2027	$ 675,000	$ 736,594
Gray Television Incorporated 144A	4.75	10-15-2030	1,900,000	1,900,000
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	2,460,000	2,506,125
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	3,900,000	4,119,375
Nielsen Finance LLC 144A	5.63	10-1-2028	1,330,000	1,418,113
Nielsen Finance LLC 144A	5.88	10-1-2030	5,350,000	5,858,250
Outfront Media Capital Corporation 144A	4.63	3-15-2030	1,600,000	1,584,000
Outfront Media Capital Corporation 144A	5.00	8-15-2027	305,000	314,531
QVC Incorporated	4.75	2-15-2027	400,000	422,000
Salem Media Group Incorporated 144A	6.75	6-1-2024	6,525,000	6,443,438
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	2,325,000	2,356,969
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	400,000	420,888
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	525,000	521,761
The E.W. Scripps Company 144A	5.13	5-15-2025	4,394,000	4,509,518
Townsquare Media Incorporated 144A	6.88	2-1-2026	4,090,000	4,263,825
				70,930,552
Wireless telecommunication services: 0.84%
Consolidated Communications Holdings Incorporated 144A	6.50	10-1-2028	1,615,000	1,739,920
Sprint Capital Corporation	8.75	3-15-2032	1,975,000	2,927,938
				4,667,858
Consumer discretionary: 16.14%
Auto components: 2.49%
Clarios Global LP 144A	6.25	5-15-2026	325,000	344,723
Clarios Global LP 144A	6.75	5-15-2025	200,000	214,750
Clarios Global LP 144A	8.50	5-15-2027	3,885,000	4,195,800
Cooper Tire & Rubber Company	7.63	3-15-2027	5,190,000	6,066,954
Dana Incorporated %%	4.25	9-1-2030	1,390,000	1,403,900
Goodyear Tire & Rubber Company	5.13	11-15-2023	1,475,000	1,475,148
Tenneco Incorporated	5.00	7-15-2026	140,000	135,607
				13,836,882
Automobiles: 0.20%
Ford Motor Company	9.00	4-22-2025	425,000	519,031
Ford Motor Company	9.63	4-22-2030	425,000	596,063
				1,115,094
Diversified consumer services: 3.62%
Carriage Services Incorporated 144A%%	4.25	5-15-2029	2,220,000	2,206,125
Carriage Services Incorporated 144A	6.63	6-1-2026	5,380,000	5,665,140
Service Corporation International	7.50	4-1-2027	8,700,000	10,505,250
Service Corporation International	8.00	11-15-2021	1,635,000	1,694,269
				20,070,784
Hotels, restaurants & leisure: 6.08%
Carnival Corporation 144A	10.50	2-1-2026	3,050,000	3,594,883
Carnival Corporation 144A	5.75	3-1-2027	1,275,000	1,344,335
Carnival Corporation	7.63	3-1-2026	3,798,000	4,158,810
Carnival Corporation 144A	9.88	8-1-2027	1,500,000	1,762,500
Carnival Corporation 144A	11.50	4-1-2023	3,225,000	3,706,170
CCM Merger Incorporated 144A	6.38	5-1-2026	3,610,000	3,772,450
NCL Corporation Limited 144A	5.88	3-15-2026	1,785,000	1,865,325
The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  19

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
NCL Corporation Limited 144A	12.25%	5-15-2024	$ 3,215,000	$ 3,921,625
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	3,080,000	3,229,996
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	3,825,000	4,222,647
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	1,525,000	1,750,700
Yum! Brands Incorporated 144A	7.75	4-1-2025	400,000	437,000
				33,766,441
Household durables: 0.54%
WASH Multifamily Acquisition Incorporated 144A	5.75	4-15-2026	2,870,000	2,981,213
Multiline retail: 0.32%
Macy's Incorporated 144A	8.38	6-15-2025	1,600,000	1,765,168
Specialty retail: 2.61%
Asbury Automotive Group Incorporated	4.75	3-1-2030	1,069,000	1,117,105
Asbury Automotive Group Incorporated	4.50	3-1-2028	1,162,000	1,196,860
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	1,525,000	1,523,094
Lithia Motors Incorporated 144A	4.38	1-15-2031	520,000	547,300
Lithia Motors Incorporated 144A	4.63	12-15-2027	400,000	420,000
Lithia Motors Incorporated 144A	5.25	8-1-2025	4,200,000	4,336,500
NMG Holding Company Incorporated 144A	7.13	4-1-2026	1,935,000	1,979,273
Rent-A-Center Incorporated 144A	6.38	2-15-2029	515,000	558,507
Sonic Automotive Incorporated	6.13	3-15-2027	2,699,000	2,813,708
				14,492,347
Textiles, apparel & luxury goods: 0.28%
The William Carter Company 144A	5.50	5-15-2025	400,000	422,732
The William Carter Company 144A	5.63	3-15-2027	1,050,000	1,103,813
				1,526,545
Consumer staples: 1.68%
Beverages: 0.21%
Primo Water Holdings Incorporated 144A	5.50	4-1-2025	1,125,000	1,156,185
Food & staples retailing: 0.21%
PetSmart Incorporated 144A	4.75	2-15-2028	560,000	577,500
PetSmart Incorporated 144A	7.75	2-15-2029	560,000	606,743
				1,184,243
Food products: 1.26%
CHS Incorporated 144A	6.00	1-15-2029	125,000	131,583
CHS Incorporated 144A	6.88	4-15-2029	3,835,000	4,007,575
Kraft Heinz Foods Company	4.38	6-1-2046	2,645,000	2,834,655
				6,973,813
Energy: 21.06%
Energy equipment & services: 3.87%
Bristow Group Incorporated ♦†	6.25	10-15-2022	9,325,000	0
Bristow Group Incorporated	6.88	3-1-2028	4,820,000	4,886,275
Hilcorp Energy Company 144A	5.75	2-1-2029	835,000	849,613
Hilcorp Energy Company 144A	6.00	2-1-2031	835,000	860,050
Hilcorp Energy Company 144A	6.25	11-1-2028	1,450,000	1,505,057
Oceaneering International Incorporated	4.65	11-15-2024	300,000	292,875
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Energy equipment & services (continued)
Oceaneering International Incorporated	6.00%	2-1-2028	$ 4,050,000	$ 3,957,660
Pattern Energy Operations LP 144A	4.50	8-15-2028	6,750,000	6,834,375
USA Compression Partners LP	6.88	4-1-2026	2,150,000	2,254,684
				21,440,589
Oil, gas & consumable fuels: 17.19%
Aethon United 144A	8.25	2-15-2026	3,555,000	3,779,214
Antero Resources Corporation	5.00	3-1-2025	4,200,000	4,263,000
Antero Resources Corporation 144A	8.38	7-15-2026	555,000	623,198
Archrock Partners LP 144A	6.25	4-1-2028	1,785,000	1,866,050
Archrock Partners LP 144A	6.88	4-1-2027	1,375,000	1,462,656
Buckeye Partners LP	5.85	11-15-2043	2,375,000	2,337,903
Cheniere Energy Partners LP	4.50	10-1-2029	1,075,000	1,122,031
Cheniere Energy Partners LP	5.63	10-1-2026	1,325,000	1,381,313
DCP Midstream Operating Company	5.13	5-15-2029	5,000,000	5,337,500
Encino Acquisition Partners Company 144A	8.50	5-1-2028	3,940,000	3,860,097
EnLink Midstream LLC	5.38	6-1-2029	5,850,000	5,850,000
EnLink Midstream Partners LP	4.40	4-1-2024	900,000	922,806
EnLink Midstream Partners LP	5.05	4-1-2045	3,350,000	2,755,375
EnLink Midstream Partners LP	5.60	4-1-2044	2,196,000	1,894,050
EnLink Midstream Partners LP 144A	5.63	1-15-2028	525,000	542,719
Enviva Partners LP 144A	6.50	1-15-2026	6,275,000	6,580,906
Harvest Midstream LP 144A	7.50	9-1-2028	1,935,000	2,084,963
Murphy Oil Corporation	5.75	8-15-2025	360,000	368,206
Murphy Oil Corporation	5.88	12-1-2027	400,000	402,000
Murphy Oil Corporation	6.38	7-15-2028	1,665,000	1,689,975
New Fortress Energy Incorporated 144A	6.50	9-30-2026	3,625,000	3,698,696
Occidental Petroleum Corporation	4.63	6-15-2045	4,550,000	4,117,750
Occidental Petroleum Corporation	6.20	3-15-2040	1,425,000	1,514,063
Occidental Petroleum Corporation	6.45	9-15-2036	9,630,000	10,942,088
Occidental Petroleum Corporation	6.60	3-15-2046	1,215,000	1,339,538
Range Resources Corporation 144A	8.25	1-15-2029	555,000	602,047
Range Resources Corporation	9.25	2-1-2026	3,225,000	3,541,308
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	2,000,000	2,147,500
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	1,150,000	1,276,500
Southwestern Energy Company	7.50	4-1-2026	750,000	793,275
Southwestern Energy Company	7.75	10-1-2027	2,650,000	2,848,565
Southwestern Energy Company	8.38	9-15-2028	1,510,000	1,659,067
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	2,786,000	2,838,238
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	3,495,000	3,503,738
Western Midstream Operating LP	5.30	2-1-2030	1,860,000	2,029,725
Western Midstream Operating LP	5.30	3-1-2048	3,181,000	3,260,557
Western Midstream Operating LP	6.50	2-1-2050	150,000	169,724
				95,406,341
Financials: 11.01%
Capital markets: 0.62%
Oppenheimer Holdings Incorporated	5.50	10-1-2025	3,320,000	3,444,500
Consumer finance: 5.09%
FirstCash Incorporated 144A	4.63	9-1-2028	1,230,000	1,263,825
Ford Motor Credit Company LLC	4.00	11-13-2030	910,000	929,338
Ford Motor Credit Company LLC	4.39	1-8-2026	4,200,000	4,483,500
Ford Motor Credit Company LLC	5.11	5-3-2029	5,825,000	6,362,065
The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  21

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
Ford Motor Credit Company LLC	5.13%	6-16-2025	$ 850,000	$ 928,540
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	6,950,000	7,340,938
Springleaf Finance Corporation	5.38	11-15-2029	1,975,000	2,130,057
Springleaf Finance Corporation	6.63	1-15-2028	350,000	398,125
Springleaf Finance Corporation	7.13	3-15-2026	2,450,000	2,863,438
Springleaf Finance Corporation	8.25	10-1-2023	1,342,000	1,518,138
				28,217,964
Diversified financial services: 0.44%
LPL Holdings Incorporated	4.63	11-15-2027	575,000	599,438
United Shore Financial Services LLC 144A	5.50	11-15-2025	1,801,000	1,870,789
				2,470,227
Insurance: 1.89%
Amwins Group Incorporated	7.75	7-1-2026	3,945,000	4,186,631
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	2,140,000	2,172,528
Genworth Mortgage Holding 144A	6.50	8-15-2025	1,155,000	1,254,226
HUB International Limited 144A	7.00	5-1-2026	1,475,000	1,528,203
USI Incorporated 144A	6.88	5-1-2025	1,325,000	1,346,531
				10,488,119
Mortgage REITs: 1.23%
Blackstone Mortgage Trust Incorporated	4.38	5-5-2022	1,245,000	1,273,760
Starwood Property Trust Incorporated	4.75	3-15-2025	2,135,000	2,223,133
Starwood Property Trust Incorporated	5.00	12-15-2021	1,165,000	1,176,068
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	2,035,000	2,136,750
				6,809,711
Thrifts & mortgage finance: 1.74%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	575,000	564,518
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	625,000	627,344
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	4,800,000	4,848,000
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	3,690,000	3,626,458
				9,666,320
Health care: 7.46%
Health care equipment & supplies: 0.55%
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	3,025,000	3,066,594
Health care providers & services: 5.00%
AdaptHealth LLC	4.63	8-1-2029	720,000	715,975
Air Methods Corporation	8.00	5-15-2025	1,860,000	1,743,722
Centene Corporation 144A	5.38	8-15-2026	350,000	367,150
CHS Incorporated 144A	6.63	2-15-2025	3,380,000	3,561,675
Davita Incorporated 144A	4.63	6-1-2030	1,625,000	1,645,313
Encompass Health Corporation	4.50	2-1-2028	600,000	621,750
Encompass Health Corporation	4.75	2-1-2030	550,000	577,500
Encompass Health Corporation	4.63	4-1-2031	520,000	551,200
HealthSouth Corporation	5.75	9-15-2025	1,725,000	1,783,219
Magellan Health Incorporated	4.90	9-22-2024	990,000	1,079,100
MPT Operating Partnership LP	4.63	8-1-2029	875,000	926,406
MPT Operating Partnership LP	5.00	10-15-2027	2,275,000	2,394,438
MPT Operating Partnership LP	5.25	8-1-2026	3,200,000	3,300,000
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Health care providers & services (continued)
Select Medical Corporation 144A	6.25%	8-15-2026	$ 2,625,000	$ 2,790,992
Tenet Healthcare Corporation 144A	4.63	6-15-2028	425,000	439,127
Tenet Healthcare Corporation 144A	4.88	1-1-2026	2,950,000	3,065,050
Tenet Healthcare Corporation 144A	5.13	11-1-2027	650,000	681,720
Tenet Healthcare Corporation 144A	6.25	2-1-2027	625,000	655,469
Tenet Healthcare Corporation 144A	7.50	4-1-2025	400,000	431,000
Vizient Incorporated 144A	6.25	5-15-2027	375,000	397,215
				27,728,021
Health care technology: 1.20%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	6,550,000	6,656,438
Life sciences tools & services: 0.29%
Ortho-Clinical Diagnostics Incorporated 144A	7.25	2-1-2028	270,000	296,190
Ortho-Clinical Diagnostics Incorporated 144A	7.38	6-1-2025	1,191,000	1,283,303
				1,579,493
Pharmaceuticals: 0.42%
Bausch Health Companies Incorporated	6.25	2-15-2029	1,300,000	1,374,750
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	935,000	958,375
				2,333,125
Industrials: 15.06%
Aerospace & defense: 2.14%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	1,175,000	1,201,191
Signature Aviation US Holdings Incorporated 144A	4.00	3-1-2028	1,625,000	1,637,188
Signature Aviation US Holdings Incorporated 144A	5.38	5-1-2026	4,350,000	4,447,788
Spirit AeroSystems Holdings Incorporated	4.60	6-15-2028	1,925,000	1,881,688
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	910,000	962,325
TransDigm Incorporated 144A	6.25	3-15-2026	1,650,000	1,746,938
				11,877,118
Airlines: 6.56%
American Airlines Group Incorporated 144A	3.75	3-1-2025	1,740,000	1,529,025
American Airlines Group Incorporated 144A	5.50	4-20-2026	3,750,000	3,937,500
American Airlines Group Incorporated 144A	5.75	4-20-2029	7,025,000	7,527,288
Delta Air Lines Incorporated	3.75	10-28-2029	1,985,000	1,977,103
Delta Air Lines Incorporated 144A	4.75	10-20-2028	8,085,000	8,878,326
Hawaiian Airlines Incorporated	3.90	7-15-2027	1,293,421	1,268,183
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	6,400,000	7,024,000
United Airlines Incorporated 144A	4.63	4-15-2029	2,875,000	2,987,700
United Airlines Pass-Through Trust Certificates Series 2020-1 Class B	4.88	7-15-2027	1,193,715	1,246,601
				36,375,726
Commercial services & supplies: 2.15%
Corecivic Incorporated	8.25	4-15-2026	3,220,000	3,236,100
Covanta Holding Corporation	5.88	7-1-2025	1,500,000	1,564,125
IAA Spinco Incorporated 144A	5.50	6-15-2027	3,650,000	3,837,063
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	3,225,000	3,313,688
				11,950,976
The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  23

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Electrical equipment: 0.20%
Sensata Technologies BV 144A	4.00%	4-15-2029	$ 1,105,000	$ 1,111,851
Machinery: 1.61%
Meritor Incorporated 144A	4.50	12-15-2028	1,765,000	1,787,063
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	3,600,000	3,870,000
Werner FinCo LP 144A	8.75	7-15-2025	3,125,000	3,292,969
				8,950,032
Road & rail: 0.90%
Uber Technologies Incorporated 144A	8.00	11-1-2026	4,600,000	4,978,120
Trading companies & distributors: 1.50%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	3,880,000	4,020,650
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	3,660,000	3,806,400
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	443,000	511,665
				8,338,715
Information technology: 6.89%
Communications equipment: 0.88%
CommScope Incorporated 144A	8.25	3-1-2027	3,220,000	3,449,425
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	1,388,000	1,412,290
				4,861,715
IT services: 1.62%
Cardtronics Incorporated	5.50	5-1-2025	5,440,000	5,589,600
Flexential Intermediate Corporation 144A	11.25	8-1-2024	1,510,000	1,630,800
Sabre GLBL Incorporated 144A	9.25	4-15-2025	1,500,000	1,792,500
				9,012,900
Software: 1.96%
Fair Isaac Corporation 144A	5.25	5-15-2026	2,450,000	2,719,500
IQVIA Incorporated 144A	5.00	5-15-2027	725,000	758,531
Logan Merger Sub Incorporated 144A	5.50	9-1-2027	850,000	885,921
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	3,680,000	3,628,811
NortonLifeLock Incorporated 144A	5.00	4-15-2025	1,150,000	1,164,858
SS&C Technologies Incorporated 144A	5.50	9-30-2027	1,625,000	1,726,359
				10,883,980
Technology hardware, storage & peripherals: 2.43%
Dell International LLC 144A	7.13	6-15-2024	10,175,000	10,448,708
NCR Corporation 144A	5.13	4-15-2029	595,000	612,106
NCR Corporation 144A	6.13	9-1-2029	1,825,000	1,984,688
NCR Corporation 144A	8.13	4-15-2025	400,000	436,000
				13,481,502
Materials: 4.82%
Containers & packaging: 2.47%
Berry Global Incorporated 144A	5.63	7-15-2027	350,000	372,750
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	3,475,000	4,222,125
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	2,700,000	2,743,875
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Containers & packaging (continued)
Flex Acquisition Company Incorporated 144A	7.88%	7-15-2026	$ 1,495,000	$ 1,564,144
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	1,300,000	1,407,250
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	750,000	831,563
Sealed Air Corporation 144A	5.13	12-1-2024	2,350,000	2,558,563
				13,700,270
Metals & mining: 1.36%
Arches Buyer Incorporated 144A	4.25	6-1-2028	465,000	463,256
Arches Buyer Incorporated	6.13	12-1-2028	1,270,000	1,301,750
Cleveland Cliffs Incorporated 144A	4.88	3-1-2031	685,000	696,988
Cleveland Cliffs Incorporated	5.88	6-1-2027	1,530,000	1,604,588
Cleveland Cliffs Incorporated 144A	9.88	10-17-2025	1,036,000	1,216,005
Indalex Holdings Corporation ♦†	11.50	2-1-2021	5,646,283	0
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	800,000	822,000
Kaiser Aluminum Corporation 144A	6.50	5-1-2025	550,000	583,000
Novelis Corporation 144A	5.88	9-30-2026	850,000	886,712
				7,574,299
Paper & forest products: 0.99%
Clearwater Paper Corporation 144A	5.38	2-1-2025	798,000	845,880
Clearwater Paper Corporation 144A	4.75	8-15-2028	665,000	670,034
Vertical US Newco Incorporated 144A	5.25	7-15-2027	3,775,000	3,951,972
				5,467,886
Real estate: 1.59%
Equity REITs: 1.59%
Service Properties Trust Company	3.95	1-15-2028	1,860,000	1,720,500
Service Properties Trust Company	4.38	2-15-2030	1,425,000	1,325,250
Service Properties Trust Company	4.75	10-1-2026	675,000	658,125
Service Properties Trust Company	4.95	2-15-2027	1,850,000	1,817,681
Service Properties Trust Company	5.25	2-15-2026	1,050,000	1,051,491
Service Properties Trust Company	7.50	9-15-2025	550,000	623,376
The Geo Group Incorporated	5.88	10-15-2024	2,050,000	1,646,253
				8,842,676
Utilities: 4.46%
Electric utilities: 1.47%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	2,150,000	2,279,000
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	32,000	33,800
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	3,450,000	3,724,344
PG&E Corporation	5.00	7-1-2028	475,000	497,563
PG&E Corporation	5.25	7-1-2030	1,525,000	1,627,938
				8,162,645
Independent power & renewable electricity producers: 2.99%
NSG Holdings LLC 144A	7.75	12-15-2025	5,448,048	5,802,171
TerraForm Power Operating LLC 144A	4.25	1-31-2023	5,225,000	5,362,156
TerraForm Power Operating LLC 144A	4.75	1-15-2030	1,000,000	1,041,250
The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  25

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Independent power & renewable electricity producers (continued)
TerraForm Power Operating LLC 144A	5.00%	1-31-2028	$ 2,250,000	$ 2,413,125
Vistra Operations Company LLC 144A	5.63	2-15-2027	1,900,000	1,976,000
				16,594,702
Total Corporate bonds and notes (Cost $559,613,872)				591,253,328
Loans: 12.76%
Communication services: 1.21%
Diversified telecommunication services: 0.09%
Frontier Communications Corporation (1 Month LIBOR +3.75%)<±	4.25	10-8-2027	240,832	239,827
Frontier Communications Corporation (1 Month LIBOR +3.75%)±	4.50	10-8-2027	269,168	268,046
Intelsat Jackson Holdings SA 2020 Debtor-in-Possession Term Loan (1 Month LIBOR +5.50%)±	6.50	7-13-2022	10,085	10,186
				518,059
Media: 0.93%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%)±	3.69	8-21-2026	2,403,899	2,326,445
Diamond Sports Group LLC (1 Month LIBOR +3.25%)±	3.37	8-24-2026	384,025	273,618
Hubbard Radio LLC (3 Month LIBOR +4.25%)<±	5.25	3-28-2025	2,567,956	2,533,725
				5,133,788
Wireless telecommunication services: 0.19%
Consolidated Communications Holdings Incorporated (1 Month LIBOR +3.50%)<±	4.25	10-2-2027	1,047,000	1,044,383
Consumer discretionary: 1.00%
Distributors: 0.11%
Spin Holdco Incorporated (1 Month LIBOR +4.00%)±	4.75	3-1-2028	585,000	582,256
Hotels, restaurants & leisure: 0.22%
Carnival Corporation (1 Month LIBOR +7.50%)±	8.50	6-30-2025	545,875	561,569
CCM Merger Incorporated (1 Month LIBOR +3.75%)±	4.50	11-4-2025	662,582	662,999
				1,224,568
Specialty retail: 0.67%
Great Outdoors Group LLC (1 Month LIBOR +4.25%)<±	5.00	3-6-2028	2,329,175	2,337,187
Rent-A-Center Incorporated (3 Month LIBOR +4.00%)±	4.75	2-17-2028	1,375,000	1,383,016
				3,720,203
Consumer staples: 0.21%
Food & staples retailing: 0.21%
PetSmart Incorporated (1 Month LIBOR +3.75%)±	4.50	2-12-2028	1,190,000	1,192,380
Energy: 0.33%
Oil, gas & consumable fuels: 0.33%
AL NGPL Holdings LLC (1 Month LIBOR +3.75%)‡<±	4.75	4-9-2028	1,830,000	1,828,865
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Financials: 2.97%
Capital markets: 0.56%
Nexus Buyer LLC (1 Month LIBOR +3.75%)<±	3.86%	11-9-2026	$ 1,656,556	$ 1,647,926
VFH Parent LLC (1 Month LIBOR +3.00%)±	3.12	3-1-2026	1,477,564	1,473,559
				3,121,485
Diversified financial services: 2.01%
Mallinckrodt International Finance SA (3 Month LIBOR +4.75%)<±	3.50	9-24-2024	3,663,165	3,550,968
Resolute Investment Managers Incorporated (1 Month LIBOR +3.75%)‡<±	4.75	4-30-2024	563,456	562,752
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%)‡±	9.00	4-30-2025	2,110,000	2,099,450
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%)<±	4.00	5-30-2025	2,780,000	2,748,725
Stonepeak Lonestar Holdings LLC (1 Month LIBOR +4.50%)±	4.69	10-19-2026	2,192,419	2,193,975
				11,155,870
Insurance: 0.40%
HUB International Limited (1 Month LIBOR +3.25%)±	4.00	4-25-2025	1,691,261	1,688,623
USI Incorporated (1 Month LIBOR +3.25%)±	3.45	12-2-2026	532,654	527,423
				2,216,046
Health care: 1.24%
Health care equipment & supplies: 0.40%
Surgery Center Holdings Incorporated (3 Month LIBOR +3.25%)<±	4.25	9-3-2024	2,239,199	2,229,750
Health care providers & services: 0.58%
Medrisk Incorporated (1 Month LIBOR +3.75%)<±	4.50	4-1-2028	775,000	770,800
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%)±	1.88	3-2-2028	233,790	233,400
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%)±	4.50	2-18-2028	2,125,364	2,121,815
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%)±	4.50	2-18-2028	70,845	70,727
				3,196,742
Health care technology: 0.26%
Project Ruby Ultimate Parent Corporation (1 Month LIBOR +3.25%)±	4.00	3-3-2028	1,470,000	1,458,975
Industrials: 2.77%
Airlines: 1.59%
JetBlue Airways Corporation (1 Month LIBOR +5.25%)<±	6.25	6-17-2024	2,961,538	3,037,680
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%)±	6.25	6-21-2027	4,055,000	4,324,374
United Airlines Incorporated (3 Month LIBOR +3.75%)<±	4.50	4-13-2028	930,000	940,295
WestJet Airlines Limited (3 Month LIBOR +3.00%)±	4.00	12-11-2026	518,687	501,020
				8,803,369
Industrial conglomerates: 0.51%
Werner Finco LP (3 Month LIBOR +4.00%)‡±	5.00	7-24-2024	2,827,674	2,813,536
The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  27

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Machinery: 0.12%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%)±	4.25%	10-8-2027	$ 663,338	$ 662,853
Professional services: 0.29%
The Dun & Bradstreet Corporation (1 Month LIBOR +3.25%)±	3.36	2-6-2026	1,651,690	1,641,879
Road & rail: 0.26%
Uber Technologies Incorporated (1 Month LIBOR +3.50%)±	3.61	4-4-2025	1,436,308	1,434,254
Information technology: 1.67%
IT services: 1.09%
Fiserv Investment Solutions Incorporated (1 Month LIBOR +4.00%)±	4.19	2-18-2027	719,873	720,176
Flexential Intermediate Corporation (3 Month LIBOR +3.50%)±	3.70	8-1-2024	494,872	459,083
Flexential Intermediate Corporation (3 Month LIBOR +7.25%)±	7.43	8-1-2025	3,125,000	2,699,875
Sabre GLBL Incorporated (1 Month LIBOR +4.00%)<±	4.75	12-17-2027	2,159,588	2,176,130
				6,055,264
Software: 0.58%
Emerald Topco Incorporated (1 Month LIBOR +3.50%)±	3.61	7-24-2026	2,117,750	2,097,102
I-Logic Technologies Bidco Limited (1 Month LIBOR +4.00%)±	4.50	2-16-2028	1,110,000	1,110,000
				3,207,102
Materials: 0.72%
Containers & packaging: 0.37%
Flex Acquisition Company Incorporated (1 Month LIBOR +3.50%)±	4.00	2-23-2028	1,614,000	1,595,617
Reynolds Group Holdings Incorporated (1 Month LIBOR +3.25%)±	2.86	2-5-2023	446,261	445,083
				2,040,700
Paper & forest products: 0.35%
Clearwater Paper Corporation (1 Month LIBOR +3.00%)‡±	3.13	7-26-2026	204,646	204,646
Vertical US Newco Incorporated (1 Month LIBOR +4.25%)±	4.48	7-30-2027	1,761,161	1,763,363
				1,968,009
Utilities: 0.64%
Electric utilities: 0.64%
ExGen Renewables IV LLC (1 Month LIBOR +2.75%)±	3.75	12-15-2027	3,546,113	3,545,226
Total Loans (Cost $69,681,627)				70,795,562

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—April 30, 2021

	Expiration date	Shares	Value
Warrants: 0.10%
Energy: 0.10%
Oil, gas & consumable fuels: 0.10%
Denbury Incorporated †	9-18-2025	19,979	$ 543,229
Total Warrants (Cost $314,574)			543,229

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 9.67%
Communication services: 2.28%
Diversified telecommunication services: 0.98%
Intelsat Jackson Holdings SA †	5.50%	8-1-2023	$ 8,490,000	5,194,904
Intelsat Jackson Holdings SA 144A	8.00	2-15-2024	225,000	232,594
				5,427,498
Media: 0.85%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	4,000,000	4,105,000
Virgin Media Finance plc 144A	5.00	7-15-2030	625,000	623,175
				4,728,175
Wireless telecommunication services: 0.45%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	1,325,000	1,383,631
Telesat Canada 144A	5.63	12-6-2026	1,105,000	1,110,525
				2,494,156
Energy: 1.92%
Oil, gas & consumable fuels: 1.92%
Baytex Energy Corporation	5.63	6-1-2024	3,155,000	2,949,925
Baytex Energy Corporation 144A	8.75	4-1-2027	4,175,000	3,861,875
Griffin Coal Mining Company Limited 144A♦†	9.50	12-1-2016	1,396,100	0
Griffin Coal Mining Company Limited ♦†	9.50	12-1-2016	191,090	0
Northriver Midstream Finance LP 144A	5.63	2-15-2026	3,735,000	3,851,719
				10,663,519
Health care: 2.37%
Pharmaceuticals: 2.37%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	750,000	753,750
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	925,000	953,906
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	3,875,000	3,956,491
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	350,000	380,625
Bausch Health Companies Incorporated 144A	7.25	5-30-2029	175,000	193,916
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	925,000	1,030,219
Endo Luxembourg Finance I Company SARL 144A	6.13	4-1-2029	465,000	460,350
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	4,975,000	5,422,750
				13,152,007
Industrials: 3.03%
Aerospace & defense: 0.85%
Bombardier Incorporated	7.88	4-15-2027	4,750,000	4,738,125
The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  29

Portfolio of investments—April 30, 2021

	Interest rate	Maturity date	Principal	Value
Commercial services & supplies: 0.90%
Ritchie Brothers Auctioneers Incorporated 144A	5.38%	1-15-2025	$ 4,875,000	$ 5,016,375
Electrical equipment: 0.16%
Sensata Technologies BV 144A	5.00	10-1-2025	770,000	854,700
Machinery: 0.10%
Vertical Holdco GmbH 144A	7.63	7-15-2028	500,000	545,000
Trading companies & distributors: 1.02%
FLY Leasing Limited	5.25	10-15-2024	5,545,000	5,655,900
Materials: 0.07%
Containers & packaging: 0.07%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	375,000	393,281
Total Yankee corporate bonds and notes (Cost $56,100,604)				53,668,736

		Yield	Shares
Short-term investments: 5.86%
Investment companies: 5.86%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	32,500,805	32,500,805
Total Short-term investments (Cost $32,500,805)				32,500,805
Total investments in securities (Cost $728,436,185)	137.70%			764,096,876
Other assets and liabilities, net	(37.70)			(209,188,911)
Total net assets	100.00%			$ 554,907,965

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
##	All or a portion of this security is segregated for when-issued and unfunded loans.
♠	The issuer of the security is an affiliate of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—April 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$10,523,431	$288,223,017	$(266,245,643)	$0	$0	$32,500,805	5.86%	32,500,805	$8,698
The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  31

Statement of assets and liabilities—April 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $695,935,380)	$ 731,596,071
Investments in affiliated securites, at value (cost $32,500,805)	32,500,805
Cash	1,742,006
Receivable for interest	9,264,378
Receivable for investments sold	1,852,376
Prepaid expenses and other assets	112,575
Total assets	777,068,211
Liabilities
Secured borrowing payable	194,000,000
Payable for investments purchased	24,080,269
Dividends payable	3,396,338
Advisory fee payable	392,744
Accrued expenses and other liabilities	290,895
Total liabilities	222,160,246
Total net assets	$554,907,965
Net assets consist of
Paid-in capital	$ 579,772,340
Total distributable loss	(24,864,375)
Total net assets	$554,907,965
Net asset value per share
Based on $554,907,965 divided by 60,586,214 shares issued and outstanding (100,000,000 shares authorized)	$9.16
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Income Opportunities Fund

Statement of operations—year ended April 30, 2021

Investment income
Interest	$ 39,746,451
Income from affiliated securities	8,698
Dividends	1,782
Total investment income	39,756,931
Expenses
Advisory fee	4,265,944
Administration fee	355,495
Custody and accounting fees	43,745
Professional fees	106,726
Shareholder report expenses	126,702
Trustees’ fees and expenses	19,512
Transfer agent fees	49,769
Interest expense	1,750,610
Other fees and expenses	36,286
Total expenses	6,754,789
Net investment income	33,002,142
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(13,767,887)
Net change in unrealized gains (losses) on investments	118,611,872
Net realized and unrealized gains (losses) on investments	104,843,985
Net increase in net assets resulting from operations	$137,846,127
The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  33

Statement of changes in net assets

	Year ended April 30, 2021	Year ended April 30, 2020
Operations
Net investment income	$ 33,002,142	$ 33,287,459
Net realized gains (losses) on investments	(13,767,887)	909,328
Net change in unrealized gains (losses) on investments	118,611,872	(78,429,052)
Net increase (decrease) in net assets resulting from operations	137,846,127	(44,232,265)
Distributions to shareholders from
Net investment income and net realized gains	(34,973,966)	(34,858,334)
Tax basis return of capital	(6,248,837)	(8,760,619)
Total distributions to shareholders	(41,222,803)	(43,618,953)
Capital share transactions
Cost of shares repurchased	(270,774)	(19,928,530)
Total increase (decrease) in net assets	96,352,550	(107,779,748)
Net assets
Beginning of period	458,555,415	566,335,163
End of period	$554,907,965	$ 458,555,415
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Income Opportunities Fund

Statement of cash flows—year ended April 30, 2021

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 137,846,127
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(472,257,655)
Proceeds from the sales of long-term securities	453,862,296
Amortization	(1,355,809)
Purchases and sales of short-term securities, net	(21,977,374)
Decrease in receivable for investments sold	2,138,650
Increase in receivable for interest	(28,679)
Increase in prepaid expenses and other assets	(84,846)
Increase in payable for investments purchased	20,038,356
Decrease in trustees’ fees and expenses payable	(5,441)
Increase in advisory fee payable	108,789
Decrease in administration fee payable	(23,663)
Decrease in accrued expenses and other liabilities	(549,370)
Net realized losses on investments	13,767,887
Net change in unrealized gains (losses) on investments	(118,611,872)
Net cash provided by operating activities	12,867,396
Cash flows from financing activities:
Increase in secured borrowing payable	30,600,000
Cost of shares repurchased	(270,774)
Cash distributions paid	(41,454,616)
Net cash used in financing activities	(11,125,390)
Net increase in cash	1,742,006
Cash (including foreign currency):
Beginning of period	0
End of period	$ 1,742,006
Supplemental cash disclosure
Cash paid for interest	$ 2,183,048
The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  35

Financial highlights
(For a share outstanding throughout each period)
	Year ended April 30
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.56	$8.98	$9.00	$9.31	$8.56
Net investment income	0.54 [1]	0.54 [1]	0.57 [1]	0.60 [1]	0.74 [1]
Net realized and unrealized gains (losses) on investments	1.74	(1.28)	(0.02)	(0.23)	0.81
Total from investment operations	2.28	(0.74)	0.55	0.37	1.55
Distributions to shareholders from
Net investment income	(0.58)	(0.57)	(0.59)	(0.62)	(0.79)
Tax basis return of capital	(0.10)	(0.14)	(0.09)	(0.06)	(0.01)
Total distributions to shareholders	(0.68)	(0.71)	(0.68)	(0.68)	(0.80)
Anti-dilutive effect of shares repurchased	0.00 [2]	0.03	0.11	0.00 [2]	0.00 [2]
Net asset value, end of period	$9.16	$7.56	$8.98	$9.00	$9.31
Market value, end of period	$8.64	$6.81	$8.09	$8.07	$8.64
Total return based on market value[3]	38.39%	(7.91)%	9.29%	1.24%	22.55%
Ratios to average net assets (annualized)
Gross expenses[4]	1.29%	2.16%	2.15%	1.68%	1.40%
Net expenses[4]	1.29%	2.16%	2.12%	1.63%	1.23%
Net investment income[4]	6.27%	6.21%	6.38%	6.53%	8.15%
Supplemental data
Portfolio turnover rate	61%	30%	16%	33%	43%
Net assets, end of period (000s omitted)	$554,908	$458,555	$566,335	$620,863	$656,517
Borrowings outstanding, end of period (000s omitted)	$194,000	$163,400	$231,027	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,860	$3,806	$3,451	$3,699	$3,854

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[4]	Ratios include interest expense associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2021	0.33%
Year ended April 30, 2020	1.17%
Year ended April 30, 2019	1.19%
Year ended April 30, 2018	0.74%
Year ended April 30, 2017	0.48%
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Income Opportunities Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Fund and Wells Capital Management Incorporated, the subadviser to the Fund. As part of the transaction, Wells Fargo & Company would own a 9.9% equity interest. Consummation of the transaction will result in the automatic termination of the Fund’s investment advisory agreement and subadvisory agreement. The Fund’s Board of Trustees has approved a new investment advisory agreement and a new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders, expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021, are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Wells Fargo Income Opportunities Fund  |  37

Notes to financial statements
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2021, the aggregate cost of all investments for federal income tax purposes was $731,158,335 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 47,036,878
Gross unrealized losses	(14,098,337)
Net unrealized gains	$ 32,938,541
As of April 30, 2021, the Fund had capital loss carryforwards which consisted of $21,502,204 in short-term capital losses and $32,852,984 in long-term capital losses.

38  |  Wells Fargo Income Opportunities Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$ 15,335,216	$ 0	$ 0	$ 15,335,216
Corporate bonds and notes	0	591,253,328	0	591,253,328
Loans	0	63,286,313	7,509,249	70,795,562
Warrants
Energy	0	543,229	0	543,229
Yankee corporate bonds and notes	0	53,668,736	0	53,668,736
Short-term investments
Investment companies	32,500,805	0	0	32,500,805
Total assets	$47,836,021	$708,751,606	$7,509,249	$764,096,876
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Loans
Balance as of April 30, 2020	$ 5,851,645
Accrued discounts (premiums)	4,531
Realized gains (losses)	14,235
Change in unrealized gains (losses)	703,408
Purchases	7,445,456
Sales	(5,789,850)
Transfer into Level 3	0
Transfer out of Level 3	(720,176)
Balance as of April 30, 2021	7,509,249
Change in unrealized gains (losses) relating to securities still held at April 30, 2021	$ (10,385)
The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

Wells Fargo Income Opportunities Fund  |  39

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $6,441,993, $4,088,669 and $196,775 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended April 30, 2021.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended April 30, 2021 and year ended April 30, 2020, the Fund did not issue any shares.
On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended April 30, 2021, the Fund purchased 36,730 of its shares on the open market at a total cost of $270,774 (weighted average price per share of $7.36). The weighted average discount of these repurchased shares was 13.11%.
6. BORROWINGS
The Fund has borrowed $194,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility, which was effective October 27, 2020, has a commitment amount of $194,000,000 . The Fund is charged interest at the 30 day London Interbank Offered Rate (LIBOR) plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, the Fund expects to negotiate a new interest rate for the Facility by the date the 1 Month LIBOR ceases to be published, which is currently by the end of 2021 but which is expected to be extended through June 30, 2023. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2021 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy. Prior to October 27, 2020, the Fund had a commitment amount of $230,000,000 with interest charged at LIBOR plus 0.65% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which was waived if the amount drawn on the Facility was over 75% of the committed amount.
During the year ended April 30, 2021, the Fund had average borrowings outstanding of $180,670,137 at an average interest rate of 0.96% and paid interest in the amount of $1,750,610, which represents 0.33% of its average daily net assets .
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2021 were $472,257,655 and $419,905,503, respectively.
As of April 30, 2021, the Fund had unfunded loan commitments of $16,148,414.

40  |  Wells Fargo Income Opportunities Fund

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended April 30, 2021 and April 30, 2020 were as follows:
	Year ended April 30
	2021	2020
Ordinary income	$34,973,966	$34,858,334
Tax basis return of capital	6,248,837	8,760,619
As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$32,938,541	$(54,355,188)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
April 30, 2021	May 14, 2021	June 1, 2021	$0.05667
May 18, 2021	June 14, 2021	July 1, 2021	0.05764
June 25, 2021	July 12, 2021	August 2, 2021	0.05841
These distributions are not reflected in the accompanying financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Income Opportunities Fund  |  41

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Wells Fargo Income Opportunities Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Income Opportunities Fund (the Fund), including the portfolio of investments, as of April 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
June 25, 2021

42  |  Wells Fargo Income Opportunities Fund

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended April 30, 2021, $28,685,669 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 90.09% of ordinary income dividends qualify as interest dividends for the fiscal year ended April 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Income Opportunities Fund  |  43

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

44  |  Wells Fargo Income Opportunities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Income Opportunities Fund  |  45

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

46  |  Wells Fargo Income Opportunities Fund

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Wells Fargo Income Opportunities Fund  |  47

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: wfam.com
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0521-00318 06-21
AIO/AR156 04-21

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Income Opportunities Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2021	Fiscal year ended April 30, 2020
Audit fees	$77,610	$57,090
Audit-related fees	—	—
Tax fees (1)	4,440	4,340
All other fees	—	—

	$82,050	$61,430

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

Judith M. Johnson

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES EFFECTIVE March 2020

Income Opportunities Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Funds Management. Funds Management utilizes the Wells Fargo Asset Management Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Wells Fargo Asset Management (“WFAM”) Stewardship. As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures. In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM. WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products. WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy. WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator. The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor. WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

WFAM Proxy Governance Committee. The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to a proxy voting sub-committee. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

Proxy Voting Sub-Committee. Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions. The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership. Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures. Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1. First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.2

2. Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance -Committee) for case-by-case review and vote determination.

3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The WFAM Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The WFAM Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the WFAM Chief Investment Officer.

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion. In all cases, the WFAM Proxy Governance Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a sub-committee thereof, the WFAM Proxy Governance Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input. The WFAM Proxy Governance Committee (and any sub-committee thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Sub-Committee who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting. Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

WFAM Top-of-House Proxy Voting Principles/Guidelines. The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies should be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting. While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1. Instructing ISS to vote in accordance with its recommendation;

2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4. Engaging an independent fiduciary who will direct the vote on such matter,

5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6. Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7. Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.

Vendor Oversight. The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

Policy Review and Ad Hoc Meetings. The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention. The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

•	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

U.S. Regulation. These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation. These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures. A summary of the proxy voting policy and procedures are disclosed on WFAM’s website. In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results. WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Chris Lee, CFA

Senior Portfolio Manager, Head of Multi Sector Fixed Income - Plus and High Yield, WFAM Global Fixed Income Chris Lee is a senior portfolio manager for the Wells Fargo Asset Management (WFAM) Multi Sector Fixed Income - Plus and High Yield team. He has served as head of high yield trading for the WFAM U.S. High Yield Fixed Income team. In 2012, he rejoined the firm after serving as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He has been in the investment industry since 2001. He earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. Chris also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. He is a graduate of Wells Fargo’s Credit Management Training Program and has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael Schueller, CFA

Senior Portfolio Manager, Multi Sector Fixed Income - Plus and High Yield, WFAM Global Fixed Income Mike Schueller is a senior portfolio manager with the Multi Sector Fixed Income - Plus and High Yield team at Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, WI. He first joined Strong in 1998 as associate counsel in the legal department. Prior to this, he practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C. in Milwaukee, WI, specializing in corporate reorganizations, mergers and acquisitions. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended April 30, 2021.

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	0
Total assets of above accounts (millions)	$488.37	$0	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Michael Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	8	2	2
Total assets of above accounts (millions)	$6,258.10	$197.02	$207.47

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2021:

Chris Lee	$100,001-$500,000
Michael Schueller	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2020 - 5/31/2020	0	$0.00	0	6,017,847
6/1/2020 - 6/30/2020	0	$0	0	6,017,847
7/1/2020 - 7/31/2020	0	$0	0	6,017,847
8/1/2020 - 8/31/2020	0	$0	0	6,017,847
9/1/2020 - 9/30/2020	0	$0	0	6,017,847
10/1/2020 - 10/31/2020	36,730	$7.3570	36,730	5,981,117
11/1/2020 - 11/30/2020	0	$0	0	5,981,117
12/1/2020 - 12/31/2020	0	$0	0	5,981,117
1/1/2021 - 1/31/2021	0	$0	0	6,067,233
2/1/2021 - 2/28/2021	0	$0	0	6,067,233
3/1/2021 - 3/31/2021	0	$0	0	6,067,233
4/1/2021 - 4/30/2021	0	$0	0	6,067,233

Total	36,730	7.3570	36,730	6,067,233

On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Income Opportunities Fund

By:
/s/ Andrew Owen
Andrew Owen
President

Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:
/s/ Andrew Owen
Andrew Owen
President

Date:	June 25, 2021

By:
/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	June 25, 2021